UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2025

Microvast Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38826	83-2530757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

12603 Southwest Freeway, Suite 300

Stafford, Texas 77477

(Address of principal executive offices, including zip code)

281-491-9505

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	MVST	The NASDAQ Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	MVSTW	The NASDAQ Stock Market LLC

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Interim Chief Financial Officer

On August 7, 2025, Microvast Holdings, Inc. (the “Company”) appointed Mr. Rodney Worthen, the Company’s Vice President of Corporate Strategy, to serve as Interim Chief Financial Officer of the Company, effective immediately. He will also continue in his role as the Company’s Vice President of Corporate Strategy.

Mr. Worthen, age 34, joined the Company in June of 2023. Prior to his current role as Vice President of Corporate Strategy, he held various positions of increasing responsibility within the Company, including Director of Investor Relations and FP&A, Vice President of Corporate Finance, and Head of FP&A and Investor Relations. Prior to joining the Company, Mr. Worthen gained extensive experience in financial reporting, M&A, corporate development, and strategic leadership, serving as Director of Finance at Killam Holdings Company and various roles of progressive responsibility in M&A, FP&A, and engineering at both private and publicly listed energy companies. Mr. Worthen holds a Bachelor of Science in Mechanical Engineering from the University of Central Oklahoma, a Master of Science in Engineering from the University of Oklahoma and a Master of Science in Finance and Master of Business Administration from Auburn University.

There are no arrangements or understandings between Mr. Worthen and any other person pursuant to which he was appointed to be Interim Chief Financial Officer of the Company. There are no family relationships between Mr. Worthen and any director or executive officer of the Company, and he has no interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2025	MICROVAST HOLDINGS, INC.

	By:	/s/ Wu Yang
	Name:	Wu Yang
	Title:	Chief Executive Officer